                                WEST ESSEX BANK
                    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                               TABLE OF CONTENTS
                               -----------------



ARTICLE I.................................................. 2
    Purpose of the Plan.................................... 2

ARTICLE II................................................. 2
     Definitions........................................... 2

       2.1   Bank.......................................... 2
             ----
       2.2   Board......................................... 2
             -----
       2.3   Code.......................................... 2
             ----
       2.4   Eligible Employee............................. 2
             -----------------
       2.5   Employee...................................... 2
             --------
       2.6   ERISA......................................... 2
             -----
       2.7   ESOP.......................................... 2
             ----
       2.8   Former Participant............................ 2
             ------------------
       2.9   Non-qualified Plan............................ 3
             ------------------
       2.10  Participant................................... 3
             -----------
       2.11  Period of Participation....................... 3
             -----------------------
       2.12  SERP.......................................... 3
             ----
       2.13  Supplemental ESOP Benefit..................... 3
             -------------------------
       2.14  Termination of Service........................ 3
             ----------------------

ARTICLE III................................................ 3
     Participation......................................... 3
       3.1   Eligibility for Participation................. 3
             -----------------------------
       3.2   Supplemental ESOP Benefit Account............. 3
             ---------------------------------
       3.3   Commencement of Participation................. 4
             -----------------------------
       3.4   Termination of Participation.................. 4
             ----------------------------

ARTICLE IV................................................. 4
     Benefits to Participants.............................. 4
       4.1   Supplemental Benefits......................... 4
             ---------------------
       4.2   Benefits Under Previous Benefit Formulas...... 4
             ----------------------------------------
       4.3   Release from Liability........................ 5
             ----------------------

ARTICLE V................................................... 5
     Administration......................................... 5
       5.1   Duties of the Board............................ 5
             -------------------
       5.2   Liabilities of the Board....................... 5
             ------------------------
       5.3   Expenses....................................... 5
             --------
       5.4   Unfunded Character of Plan..................... 5
             --------------------------

ARTICLE VI.................................................. 6
     Amendment and Termination.............................. 6
       6.1  Amendment and Termination....................... 6
            -------------------------
       6.2  Vesting and Payment Upon Termination............ 6
            ------------------------------------
       6.3  Preservation of Benefits on Amendment........... 6
            -------------------------------------

ARTICLE VII................................................. 6
     Miscellaneous Provisions............................... 6
       7.1  Governing Law................................... 6
            -------------
       7.2  No Right to Continued Employment................ 7
            --------------------------------
       7.3  Construction of Language........................ 7
            ------------------------
       7.4  Non-alienation of Benefits...................... 7
            --------------------------
       7.5  Operation as Unfunded Nonqualified Plan......... 7
            ---------------------------------------
       7.6  Reliance Upon Information....................... 7
            -------------------------
       7.7  Required Regulatory Provisions.................. 8
            ------------------------------
       7.8  Effective Date.................................. 9
            --------------

     WHEREAS, the Board of Directors of West Essex Bank ("Bank") has adopted the West Essex Bank Employee Stock Ownership Plan ("ESOP") to provide benefits to the employees of the Bank; and

     WHEREAS, the Internal Revenue Code of 1986, as amended ("Code") imposes limitations on the amount of contributions that may be made to the ESOP by the Bank on the behalf of Participants, and limits the amount of compensation which may be considered in determining benefits under the plan; and

     WHEREAS, the Board of Directors of the Bank desires to implement a plan to provide certain employees with benefits to replace benefits to which they would be entitled under the ESOP but for the application of the limitations imposed by the Code;

     THEREFORE, by resolution of the Board of Directors, the Supplemental Executive Retirement Plan has been adopted.

                                   ARTICLE I

                              Purpose of the Plan
                              --------------------

     The purpose of the West Essex Bank Supplemental Executive Retirement Plan ("SERP") is to provide designated executives of the Bank with deferred benefits to which they would otherwise be entitled under the terms of the ESOP, but for limitations on benefits and includible compensation imposed by the Code. This plan is intended to benefit only a select group of highly compensated employees. The benefits under this SERP will be paid out of the Bank's general assets exclusively.

                                  ARTICLE II

                                  Definitions
                                 ------------

     Wherever appropriate to the purposes of the SERP, capitalized terms shall have the meanings assigned to them under the ESOP. Notwithstanding the preceding, the following definitions shall apply for the purposes of this SERP unless a different meaning is clearly indicated by the context.

       2.1  Bank means West Essex Bank having its principal office at 417
            ----
       Bloomfield Avenue, Caldwell, New Jersey 07006 and its successors or assigns.

       2.2 Board means the Board of Directors of the Bank.
           -----

       2.3  Code means the Internal Revenue Code of 1986, as amended from time
            ----
       to time (including the corresponding provisions of any succeeding law).

       2.4 Eligible Employee means an Employee who is eligible for participation
           -----------------
       in the SERP in accordance with the provisions of Article III.

       2.5 Employee means any person, including an officer, who is employed by
           --------
       the Bank.

       2.6 ERISA means the Employee Retirement Income Security Act of 1974, as
           -----
       amended from time to time (including the corresponding provisions of any succeeding law).

       2.7 ESOP means the West Essex Bank Employee Stock Ownership Plan.
           ----

       2.8 Former Participant  means a person whose participation in the SERP
           -------------------
       has terminated as provided under Section 3.4.

       2.9 Non-qualified Plan means a plan of deferred compensation which does
           ------------------
       not meet the requirements of Section 401(a) of the Code.

       2.10 Participant  means any person who is participating in the SERP in
            ------------
       accordance with its terms.

       2.11 Period of Participation means the period during which a person is a
           -----------------------
       Participant.

       2.12 SERP means this West Essex Bank Supplemental Executive
            ----
       Retirement Plan, as amended from time to time.

       2.13 Supplemental ESOP Benefit means the benefit provided by this SERP
            -------------------------
       based on limitations, imposed by Sections 401(a)(17) and/or 415 of the Code, on the benefits of a Participant under the ESOP.

       2.14 Termination of Service means an Employee's separation from the
            ----------------------
       service of the Bank, whether by resignation, discharge, death, disability, retirement or otherwise.


                                  ARTICLE III
                                 ------------

                                 Participation
                                --------------

      3.1 Eligibility for Participation.
          ------------------------------

      Only Eligible Employees may be or may become Participants.

      An Employee shall become an Eligible Employee for Supplemental ESOP Benefits if:

          (1) The Board, in its sole discretion, designates him as an Eligible Employee; and

          (2) He is a Participant in the ESOP and his benefits thereunder are limited by the application of Sections 401(a)(17) and/or 415 of the Code.

      3.2 Supplemental ESOP Benefit Account
          ---------------------------------

      A Participant's Supplemental ESOP Benefit under the Plan shall be equal to the excess of (a) over (b), where:

      (a) is annual contributions made by the Employer that would otherwise be allocated to the accounts of the Participant under the ESOP for a particular year if the provisions of the ESOP were administered without regard to the limitations imposed by Sections 401(a)(17) and/or 415 of the Code; and

      (b) is the annual contributions made by the Employer and that are actually allocated to the accounts of the Participant under the provisions of the ESOP for that particular year after giving effect to any reduction of such allocation required by the limitations imposed by Sections 401(a)(17) and/or 415 of the Code.

      3.3 Commencement of Participation.
          -----------------------------

          An Eligible Employee shall become a Participant on the date determined by the Board. However, in no event will an Employee become a Participant prior to January 1, 1998.

   3.4 Termination of Participation.
       ----------------------------

          Participation in the Plan shall cease on the:(a) date of the Participant's Termination of Service; or (b) date on which he ceases to be an Eligible Employee.

                                  ARTICLE IV
                                  -----------

                           Benefits to Participants
                           -------------------------

    4.1 Supplemental Benefits.
        ---------------------

   (a) A Participant who satisfies Section 3.1 of the SERP shall be entitled to an unfunded, unsecured promise from the Bank of Supplemental ESOP Benefits.

   (b) A Participant shall be vested in benefits payable under Section 3.1 of this SERP in the same percentage that such Participant has a vested interest in his account under the ESOP.

   (f) The Supplemental ESOP Benefit provided for in Section 3.2 shall be paid commencing upon Termination of Service to the Participant or his designated beneficiary in the manner and for the period as the Participant shall have elected with respect to his benefit under the ESOP.

   4.2 Payment to Missing Person.
       --------------------------

   If the Bank is unable to effect delivery of any amount payable hereunder to the person entitled thereto, or upon his death, to his personal representative, it shall so advise the Board and the Board shall give written notice to such person at his last known address as shown in such Participant's record of employment. If such person or his personal representative does not present himself to the Board after ninety days from the date of mailing such notice, then the Board shall direct such amount, including any amount thereafter becoming due to such person or his personal representative to be distributed in the manner provided herein with respect to the death of a Participant. If there is no valid designation of Beneficiary on file; or, if there can be no distribution under the foregoing provision, benefit shall be paid over to the estate of the Participant.

   4.3 Release from Liability.
       -----------------------

   Payment to any Participant, legal representative or Beneficiary, in accordance with the provisions of this Plan, is deemed to be in full satisfaction of all claims by the Participant, representative or Beneficiary against this SERP, the Board, and the Bank. The Board may require such Participant, legal representative, or Beneficiary as a condition precedent to payment to execute a receipt and release in such form as shall be determined by the Board.

                                   ARTICLE V
                                   ---------

                                 Administration
                                ---------------

    5.1 Duties of the Board.
        -------------------

        The Board shall have full responsibility for the management, operation, interpretation and administration of the Plan in accordance with its terms, and shall have such authority as is necessary or appropriate in carrying out its responsibilities. Actions taken by the Board pursuant to this Section 5.1 shall be conclusive and binding upon the Bank, Participants, Former Participants, Beneficiaries, and other interested parties.

   5.2 Liabilities of the Board.
       -------------------------

       Neither the Board nor its individual members shall be deemed to be a fiduciary with respect to this Plan; nor shall any of the foregoing individuals or entities be liable to any Participants, Former Participants or Beneficiaries in connection with the management, operation, interpretation or administration of the Plan, any such liability being solely that of the Bank.

   5.3 Expenses.
       --------

       Any expenses incurred in the management, operation, interpretation or administration of the Plan shall be paid by the Bank. In no event shall the benefits otherwise payable under this Plan be reduced to offset the expenses incurred in managing, operating, interpreting or administering the Plan.

   5.4 Unfunded Character of Plan.
       --------------------------

       The SERP shall be unfunded. Neither the Bank nor the Board nor its individual members shall segregate or otherwise identify specific assets to be applied to the purposes of the Plan, nor shall any of them be deemed to be a trustee of any amounts to be paid under the Plan.

Any liability of the Bank to any person with respect to benefits payable under the Plan shall be based solely upon such contractual obligations, if any, as shall be created by the Plan, and shall give rise only to a claim against the general assets of the Bank. No such liability shall he deemed to be secured by any pledge or any other encumbrance on any specific property of the Bank.


                                   ARTICLE VI
                                   ----------

                            Amendment and Termination
                           --------------------------

    6.1 Amendment and Termination.
        --------------------------

        Subject to the provisions of Sections 6.2 and 6.3, the Board shall have the right to amend or terminate the Plan, in whole or in part.

    6.2 Vesting and Payment Upon Termination.
        ------------------------------------

           (a) In the event of the termination or partial termination of this SERP, the rights of all affected parties, if any, to any benefits accrued to the date of such termination or partial termination, shall become nonforfeitable.

           (b) In the event of the termination of this SERP all benefit shall be immediately payable to the Participant by the Bank in whatever form the SERP otherwise provides, or in the discretion of the Board may be paid in a lump sum payment of the present value as determined by the Board in accordance with the assumptions and methodology of Section 7520 of the Code.

   6.3 Preservation of Benefits on Amendment.
       -------------------------------------

       No amendment of this SERP shall reduce the vested and accrued benefits, if any, of a Participant under this SERP.


                                  ARTICLE VII
                                  -----------

                            Miscellaneous Provisions
                            ------------------------

    7.1 Governing Law.
        -------------

   The SERP shall be construed, administered, and enforced according to laws of the State of New Jersey, except to the extent that such laws are pre-empted by the federal laws of the United States of America.

    7.2 No Right to Continued Employment.
        --------------------------------

   Neither the establishment of the SERP nor any provisions of the SERP, nor any action of the Board shall be held or construed to confer upon any Employee the right to a continuation of employment by the Bank. Subject to any employment contract, the Bank reserves the right to dismiss any Employee or otherwise deal with any Employee to the same extent as though the SERP had not been adopted.

    7.3 Construction of Language.
        ------------------------

   Wherever appropriate in the SERP, words used in the singular may be read in the plural, words in the plural may be read in the singular, and words importing the masculine gender shall be deemed equally to refer to the feminine and the neuter. Any reference to any Article or Section shall be to an Article or Section of this SERP, unless otherwise indicated.

    7.4 Non-alienation of Benefits.
        --------------------------

   The right to receive a benefit under the SERP shall not be subject in any manner to anticipation, alienation, or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities. Should any Participants, Former Participants, Beneficiaries or other person attempt to anticipate, alienate or assign his interest in or right to a benefit, or should any person claiming against him seem to subject such interest or right to legal or equitable process, all the interest or right of such Participants or Former Participants, Beneficiaries or ocher person entitled to benefits under the SERP shall cease, and in that event, such interest or right shall be held or applied, at the direction of the Board, for or to the benefit of such Participants, Former Participants, Beneficiaries or other person or his spouse, children or other dependents in such manner and in such proportions as the Board may deem proper.

    7.5 Operation as Unfunded Non-qualified Plan.
        ----------------------------------------

   The SERP is intended to be an unfunded, Non-qualified Plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees. The SERP is not intended to comply with the requirements of Section 401(a) of the Code. The SERP shall be administered and construed so as to effectuate this intent.

   7.6 Reliance Upon Information
       -------------------------

   The Board shall not be liable for any decision or action taken in good faith in connection with the administration of the SERP. Without limiting the generality of the foregoing, any such decision or action taken by the Board in reliance upon any information supplied to them by an officer of the Bank, the Bank's legal counsel, or the Bank's independent accountants in connection with the administration of the SERP shall be deemed to have been taken in good faith.

   7.7    Required Regulatory Provisions.
          ------------------------------

   (a) The Bank's board of directors may terminate the officer or employee's employment at any time, but any termination by the Bank's board of directors other than Termination for Cause, shall not prejudice the officer or employee's right to compensation or other benefits under the Plan. The officer or employee shall have no right to receive compensation or other benefits for any period after Termination for Cause. Termination for Cause shall include termination because of the officer or employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the Plan.

   (b) If the officer or employee is suspended and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under section 8(e)(3) or (g)(1) of the Federal Deposit Insurance Act (12 U.S.C. 1818(e)(3) and (g)(1)) the Bank's obligations under the Plan shall be suspended as of the date of service unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion (i) pay the officer or employee all or part of the compensation withheld while its Plan obligations were suspended and (ii) reinstate (in whole or in part) any of its obligations which were suspended.

   (c) If the officer or employee is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under section 8(e)(4) or (g)(1) of the Federal Deposit Insurance Act (12 U.S.C. 1818(e)(4) or (g)(1)), all obligations of the Bank under the Plan shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

   (d) If the Bank is in default (as defined in section 3(x)(1) of the Federal Deposit Insurance Act), all obligations under the Plan shall terminate as of the date of default, but this paragraph shall not affect any vested rights of the contracting parties: Provided, that this paragraph need not be included in the Plan if prior written approval is secured from the Director or her designee.

   (e) All obligations under the Plan shall be terminated, except to the extent determined that continuation of the Plan is necessary for the continued operation of the Bank:

   (i) by the Director or her designee, at the time the Federal Deposit Insurance Corporation or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in section 13(c) of the Federal Deposit Insurance Act; or

   (ii) by the Director or her designee, at the time the Director or her designee approves a supervisory merger to resolve problems related to operation of the association or when the association is determined by the Director to be in an unsafe or unsound condition.

Any rights of the parties that have already vested, however, shall not be affected by such action.

   (f) Any payments made to Participants pursuant to this Plan, or otherwise, are subject to and conditioned upon compliance with 12 U.S.C. Section 1828(k), 12 C.F.R. Part 359 and 12 C.F.R. Section 545.121 and any rules and regulations promulgated thereunder.

   7.8 Effective Date
       --------------

   The SERP shall become effective January 1, 1998.



Having been adopted by the West Essex Bank Board of Directors on June 8, 1998, this Plan is executed by a designee of the Board and duly attested, on this ___________ day of February, 1999.



ATTEST:                             WEST ESSEX BANK





                                    By:
------------------------------         ----------------------------------
                                        Leopold W. Montanaro
                                        For the Entire Board of Directors